                                                                      Exhibit 24

                                POWER OF ATTORNEY

         The undersigned director of A. Schulman, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 4,500,000 shares of Common Stock with $1.00 par value of the Company, to be offered pursuant to the A. Schulman, Inc. 2002 Equity Incentive Plan, does hereby constitute and appoint Robert A. Stefanko, with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of January, 2002.

                                        /s/  Willard R. Holland
                                       ----------------------------------
                                       Willard R. Holland

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         The undersigned director of A. Schulman, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 4,500,000 shares of Common Stock with $1.00 par value of the Company, to be offered pursuant to the A. Schulman, Inc. 2002 Equity Incentive Plan, does hereby constitute and appoint Robert A. Stefanko, with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in her capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 2002.

                                            /s/  Peggy Miller
                                          -------------------------------
                                          Dr. Peggy Miller

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         The undersigned director of A. Schulman, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 4,500,000 shares of Common Stock with $1.00 par value of the Company, to be offered pursuant to the A. Schulman, Inc. 2002 Equity Incentive Plan, does hereby constitute and appoint Robert A. Stefanko, with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 2002.

                                           /s/  John B. Yasinsky
                                         ------------------------------------
                                         John B. Yasinsky

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         The undersigned director of A. Schulman, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 4,500,000 shares of Common Stock with $1.00 par value of the Company, to be offered pursuant to the A. Schulman, Inc. 2002 Equity Incentive Plan, does hereby constitute and appoint Robert A. Stefanko, with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of January, 2002.

                                  /s/  Paul Craig Roberts
                                ------------------------------------
                                Dr. Paul Craig Roberts

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         The undersigned director of A. Schulman, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 4,500,000 shares of Common Stock with $1.00 par value of the Company, to be offered pursuant to the A. Schulman, Inc. 2002 Equity Incentive Plan, does hereby constitute and appoint Robert A. Stefanko, with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2002.

                                            /s/  Joseph M. Gingo
                                          ----------------------------------
                                          Joseph M. Gingo

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         The undersigned director of A. Schulman, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 4,500,000 shares of Common Stock with $1.00 par value of the Company, to be offered pursuant to the A. Schulman, Inc. 2002 Equity Incentive Plan, does hereby constitute and appoint Robert A. Stefanko, with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of January, 2002.

                                          /s/  James S. Marlen
                                        --------------------------------
                                        James S. Marlen